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                                OFFICE LEASE


     THIS LEASE made and entered into this __________ day of April, 1996, by and between Walter L. Schwartz as (Landlord) and PATLEX CORPORATION as (Tenant).

SECTION 1. DEMISE

     Upon the conditions, limitations, covenants and restrictions contained herein, Landlord hereby leases to Tenant and Tenant leases from Landlord, a total of approximately 2,600 S.F. square feet of floor space (hereinafter "Leased Property"), in The Office Complex (hereinafter the "Complex") of Flamingo Place Office Park ("Center") located on the north west corner of Flamingo Road and Lindell Ave., Las Vegas, Clark County, Nevada, said Leased Property being more specifically indicated on the site plan attached hereto as Exhibit A and incorporated herein by reference. The mailing address of the Leased Property is 5550 W. Flamingo Road, Suite B-5, Las Vegas, Nevada 89103. Tenant acknowledges that Landlord may not own or control the use of other portions of the Complex or the Center. Tenant also acknowledges that although Tenant may have been shown renderings, plot plans or other data showing additional portions of the Center other than the portion in which the Leased Property is located, such additional portions are conceptual only and this Lease shall not be affected by the construction or failure to construct any improvements on the property constituting such additional portions nor by the relationship of said portions to the portion in which the Leased Property is located. Tenant also acknowledges that the site plan shown on Exhibit A is tentative and that Landlord may change the shape, size, location, number and extent of the improvements shown thereon and eliminate or add any improvement thereto.

SECTION 2.  TERM

     The term of this Lease shall be for a period of SIXTY (60) MONTHS, commencing on the first day of the month next succeeding the occupancy date, as hereinafter defined as June 10, 1996, unless terminated earlier as elsewhere herein provided. Landlord may not be held liable by Tenant for any delays in delivering the leased premises later than the scheduled occupancy date as listed above. However, Tenant shall not be inclined to pay rent until said space is delivered unto Tenant for occupancy. In the event that Tenant fails or refuses to open the Leased Property for and to commence this lease within thirty (30) days after the occupancy date, then at the option of Landlord, Landlord may treat such failure or refusal as an event of default, and may terminate this lease.

     The words "occupancy date" whenever used in this Lease shall be deemed to refer to June 10, 1996. Should Tenant hold possession of the Leased Property with the consent of Landlord after the expiration of the stated term of this Lease, such holding over shall create a tenancy from month to month only, upon the same terms and conditions as are hereinafter set forth, except that basic rent shall be one hundred fifty percent (150%) of the amount set forth in
Section 3 hereof.

SECTION 3.  RENT

     3.01 Subject to adjustment as hereinafter provided, Tenant shall pay Landlord as basic rent for the term of this lease, the total sum of TWO HUNDRED & TWENTY FIVE THOUSAND DOLLARS ($225,000.00). Beginning on the commencement date, Tenant shall pay to Landlord basic month rent of $3,750.00. In the event that the occupancy date is prior to the commencement of the term as aforesaid, Tenant shall pay to Landlord, on or before the occupancy date, a sum equal to such monthly installment amount for the use and occupancy thereof prorated (on the basis of a 30-day month) to the commencement date of this Lease.

     3.02 After each lease year, the basic rent of the succeeding year shall be adjusted for any increases in the cost of living in the manner hereinafter provided. No adjustment shall be made for decreases in the cost of living, if any. Landlord shall compute the increase in the cost of living for the preceding period based on the Los Angeles-LongBeach-Anaheim Consumer Price Index for All Urban Consumers for all items (1967=100), published by the Bureau of Labor Statistics of the U.S. Department of Labor. Landlord shall compute the rent adjustment by multiplying the basic monthly rent for the preceding lease year by a fraction, the numerator of which shall be the index for the month immediately prior to the first month of the lease year for which such adjustment is made and the denominator of which shall be the index
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number for the month immediately prior to the first month for the preceding lease year. In case of the adjustment at the end of the first year, the denominator shall be the index number for the calendar month immediately preceding the commencement date hereof. The product so obtained shall be the adjusted basic monthly rent. ** C.P.I. increases shall not exceed 5% annually.

     3.03 Landlord shall, within a reasonable time after obtaining the appropriate data necessary for the computing of such increase, give Tenant notice of any adjusted basic rent so determined, and Landlord's computation thereof shall be conclusive and binding, but shall not preclude any adjustment which may be required in the event of a published amendment of the index figures upon which the computation was based, unless Tenant shall, within thirty (30) days after the giving of such notice, notify Landlord in writing of any claimed error therein.

     3.04 The adjusted basic rent shall be due and payable for each month commencing with the first month of the second lease year of this Lease. However, pending the determination of the adjusted basic rent. Tenant shall continue to pay basic rent in the same amount as the basis rent required for the preceding lease year. When the adjusted basic rent has been determined, Tenant concurrently with the next monthly basic rent payment due and payable after the furnishing by Landlord to Tenant of the computation of the adjusted basic rent, in addition to the adjusted basic rent for such month, shall pay to Landlord a sum equal to the amount of the increase in the basic rent due for each of the previous months in the lease year.

     3.05 If at the time required for the determination of the adjusted basic rent the above mentioned Consumer Price Index is no longer published or issued, the parties shall use such index as Landlord reasonably determines to be generally recognized and accepted for similar computations of purchasing power.

     3.06 The rent shall be paid to Landlord in advance on the first day of each month during the term of this lease.

     3.07 All rent and other monies payable under this Lease shall be paid without prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America at such place or places as may from time to time be designated in writing by Landlord.

     3.08 "Lease year" shall mean the twelve (12) month calendar year. In the event the commencement date occurs on a date other than January 1, the first lease year shall be that fractional part of the calendar year from the commencement date to December 31 of the same year and the final lease year shall be that fractional part of the calendar year from January 1 to the termination date.

     3.09 If Tenant shall fail to pay, when the same is due and payable, and basic rent, or any additional rent, or any other amount or charges to be paid by Tenant hereunder, such unpaid amount shall be subject to a late charge in an amount equal to ten percent (10%) of the amount overdue, which late charge shall be payable as additional rent. In addition, if any basic rent, additional rent, or any other amount or charges to be paid to Landlord by Tenant hereunder, shall be more than thirty (30) days overdue, each such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of eighteen percent (18%) per annum, which interest shall be payable as additional rent.

SECTION 4.  SECURITY DEPOSIT

     Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of $3,750.00, receipt of which is hereby acknowledged by Landlord. Said deposit shall be held by Landlord as security for the faithful performance by Tenant of all terms, covenants and conditions of this Lease by said Tenant to be kept and performed during the term hereof, provided that Tenant shall not be excused from the payment of any rent herein reserved or any other charge herein provided. If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use or retain all or any part of such security deposit for the payment of any rent, to repair damages to the Leased Property, to clean the Leased Property or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five





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(5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Should Tenant comply with all said terms, covenants and conditions and promptly pay all the rents herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, then the said deposit shall be returned in full to Tenant thirty (30) days after end of the term of this Lease or after the last payment due from Tenant to Landlord, whichever last occurs. No beneficiary of any Deed of Trust encumbering the Leased Property or the Center shall be or at any time become liable for the return of any security deposit hereunder unless such deposit is actually held by such Beneficiary as security for Tenant's performance hereunder.

SECTION 5.  POSSESSION AND SURRENDER OF LEASED PROPERTY

     Tenant shall by entering upon and occupying the Leased Property be deemed to have accepted the Leased Property and Landlord shall be liable only for latent defects discovered therein in the first ninety (90) days, provided that written notice is given to Landlord by Tenant within ten (10) days after any such defect is discovered by Tenant. In no event shall Landlord be liable for consequential damages. Upon termination of this Lease, if, and only if, Tenant has fully and faithfully performed all of its obligations hereunder, Tenant shall, at its sole cost and expense, remove all personal property which Tenant has installed or placed on the Leased Property ("Tenant's property") from the Leased Property and repair all damage thereto resulting from such removal and Tenant shall thereupon surrender the Leased Property in the same condition as on the occupancy date, reasonable were and tear expected. If Tenant has not fully and faithfully performed all of its obligations under this Lease, Tenant shall nevertheless remove Tenant's property from the Leased Property, upon Landlord's written direction, in the same manner, and upon the same terms and conditions, as provided above. In the event Tenant shall fail to remove any of Tenant's property as provided herein, Landlord may, but is not obligated to, at Tenant's expense, remove all such property not so removed and repair all damage to the Leased Property resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to said property caused by or resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to said property caused by or resulting from such removal or otherwise.

     Tenant covenants to occupy and do business from the Leased Property throughout the term hereof. Tenant expressly recognizes that Landlord will be injured should Tenant not comply with this provision and that the amount of Landlord's damages thereby are incapable of exact measurement and Tenant, therefore, expressly covenants to pay the Landlord as liquidated damages for breach of this covenant an amount, in addition to all other rents and other monies due Landlord hereunder, equal to fifty percent (50%) of the rent due for the remainder of the term after such breach, said amount representing Landlord and Tenant's best estimate of Landlord's probable damages.

SECTION 6.  USE OF LEASED PROPERTY

     The Leased Property is leased to Tenant solely for use as OFFICE SPACE. Tenant shall not use or suffer to be used the Leased Property, or any portion thereof, for any other purpose or purposes whatsoever, without Landlord's prior written consent. Tenant shall at all times during the term hereof comply with all governmental rules, regulations, ordinances, statues and laws, and the orders and regulations of the Insurance Services Leased Office or any other body now or hereafter exercising similar functions, now or hereafter in effect pertaining to the Complex, the Leased Property or Tenant's use thereof. Tenant shall not do, or permit or suffer anything to be done or kept in, on or about the Leased Property which will obstruct or interfere with the rights of other tenants, Landlord or any of their agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, or which will annoy any of them by unreasonable noise or otherwise, nor will Tenant commit or permit any nuisance in, on, or about the Leased Property or permit any immoral or illegal act to be committed in, on or about said Leased Property. Except as provided for elsewhere herein, Tenant shall maintain the Leased Property in good condition and repair. Tenant hereby covenants that it, its agents, employees, servants, contractors, subtenants, customers, licensees and business invitees shall abide by the rules and regulations attached hereto as Exhibit B and incorporated herein by reference, and shall abide by such other reasonable rules and regulations, including amendments and modifications thereof, as Landlord may, for time to time, adopt for safety, care and cleanliness of the Leased Property or of the Complex or the adjoining grounds or for the





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preservation of good order thereon.  Landlord shall not be liable for the failure of any tenant or occupant of the Complex to comply with such rules and regulations or with the terms of any lease of space in the Complex.

SECTION 7.  IMPROVEMENTS

     Prior to delivery of possession of the Leased Property by Landlord to Tenant, tenant improvements, if required to the Leased Property shall be compensated by Landlord in accordance with the improvement agreements as stated in Exhibit C. The working drawings shall be prepared by Tenant and submitted to Landlord for approval in the following manner: Tenant shall hire a space planner (the "Space planner," at Tenant's sole expense. Tenant shall submit all of Tenant's space and improvement requirements for the Leased Property to the space planner. Tenant and the space planner shall have prepared a space study, and shall have submitted it to Landlord for approval. If Landlord disapproves the space study, Tenant and the space planner shall in good faith make such revisions to the space study as are necessary to cure the reasons for Landlord' disapproval, and after such disapproval shall submit the revised space study to Landlord for approval. Said procedure shall be repeated until Landlord and Tenant agree upon the space study. After Landlord has approved the space study, Tenant and the space planner shall have prepared working drawings based on the approved space study, and shall have submitted the same to Landlord for approval. If Landlord does not approve the working drawings, Tenant and the space planner shall in good faith make such revisions thereto as may be necessary to cure the reasons for Landlord's disapproval, and shall submit the revised working drawings to Landlord for approval. Said procedure shall be repeated until Landlord and Tenant agree upon the working drawings. If Tenant fails to meet any of the processes set forth in this
Section 7, Landlord may at Landlord's sole option terminate the Lease. When Landlord has approved the working drawings, the approved parties may construct improvements to the Leased Property in accordance to those prescribed in Exhibit C (except for minor deviations and/or substitutions of similar materials made necessary by factors outside of Landlord's control). Tenant agrees and acknowledges that the improvement schedule, attached as Exhibit C hereto and incorporated by this reference herein, sets forth the standard improvements for the Complex, and that the space study and working drawings to be prepared by Tenant and the space planner shall incorporate and be based upon the standard improvements described in Exhibit C. Notwithstanding the foregoing, so long as approved in advance by Landlord, Tenant's improvements may contain additional items not shown on Exhibit C, upgraded materials and/or substitutions; provided, however, that Tenant shall bear the additional cost of purchasing and installing any additional items, upgraded materials Landlord on demand, and Landlord may at Landlord's obligation for the completion of the Leased Property shall be defined and limited by the working drawings, and Landlord shall not be required to furnish or install any item not shown thereon. Landlord shall not be held liable by Tenant for any delays in construction.

     Tenant shall observe and perform all of its obligations under this Lease from the time Tenant takes occupancy to the commencement date; in the same manner as though the Lease term began upon such occupancy.

     Tenant shall not make any additional improvements to the Leased Property without the written consent of Landlord first had and obtained therefor. All improvements made by Tenant pursuant to this Section 7 shall be made promptly, at Tenant's sole expense, in a good and workmanlike manner, by duly-licensed contractors, and in compliance with all insurance requirements and with all applicable permits and authorizations, and all other governmental rules, regulations, ordinances, statutes and laws, and all rating bureau recommendations, thereof, and such improvements shall be done by recognized union labor if so required by Landlord. Prior to the commencement of such work, Tenant shall give evidence to Landlord that appropriate insurance satisfactory to Landlord has been obtained for the protection of Landlord and its tenants and invitees from damage or injury resulting from the making of such improvements. Landlord shall secure, at Tenant's expense, performance, labor and materials bonds for the full cost of such work satisfactory to Landlord.

     Any improvements made by Tenant pursuant to this Section 7 shall, at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this Lease. However, Landlord shall have the right to require Tenant to remove any or all improvements, at Tenant's sole cost and expense, upon such termination of this Lease and to surrender the Leased Property in the same condition as it was prior to the making of any or all such improvements, reasonable wear and tear excepted.





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     At any time during the original or any extension term thereof, Landlord shall have the right to relocate the Leased Property, to any other part of the Complex, on the following terms and conditions: The new premises shall be substantially the same in size and nature as the Leased Property, and, if the relocation occurs after the commencement date hereof, shall be placed in such condition by Landlord at Landlord's expense. Landlord shall give Tenant at least thirty (30) days advance written notice of any such relocation. Tenant agrees to cooperate in effectuating any such relocation. As nearly as practicable, the physical relocation of the Leased Property shall take place on a weekend and shall be completed before the following Monday. If the physical relocation has not been completed in such time, and so long as Tenant has not caused the delay, the monthly minimum rent required by this Lease shall abate pro rata for all business days during which the relocation remains uncompleted. If the new premises are smaller than the original Leased Property, minimum rent shall be reduced proportionately. Upon the conclusion of the relocation, the new premises shall automatically become the Leased Property for all purposes under this Lease, and Tenant agrees to execute an amendment to this Lease, setting forth the relocation of the Leased Property, and any resulting reduction in minimum rent.

SECTION 8.  PARKING AND COMMON AREAS

     Tenant, its employees and business invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights, to use such common areas in the Complex (including but not limited to, the parking lot, walkways and sidewalks) as are designated from time to time by Landlord, subject to such reasonable rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which cars operated by Tenant, its employees and business invitees must be parked. Notwithstanding the foregoing, Landlord expressly reserves the right to reserve and/or designate parking spaces for the exclusive use of any tenant or tenants, or officers or employees thereof, which Landlord may specify; and Landlord further reserves the right to charge such tenants (separate from and in addition to rent) Landlord's current rate for reserved parking. Landlord may at any time close any common area to make repairs or changes, to prevent the acquisition of public rights in such area, or to discourage non-customer parking. Landlord may do such other acts in and to the common areas as in its parking. Landlord may do such other acts in and to the common areas as in its judgment may be desirable, and Landlord shall have the right to diminish the common areas and to dedicate portions of the common areas for utility purposes. Tenant shall, upon request, furnish to Landlord the license number of cars operated by Tenant and its employees. Tenant hereby agrees to pay Landlord, upon written demand, the sum of $25.00 per car per day, for each car of Tenant, or any of its employees, agents or contractors, which is parked in any area of the complex or the Center other than the area designated by Landlord. Tenant shall not at any time interfere with the right of Landlord, other tenants, its and their agents, employees, servants, contractors, subtenants, licensees, customers and business invitees to use the parking lot or other common areas. The use of the Leased Property and all common areas whatsoever by Tenant, its employees, agents, customers, licensees, invitees and contractors, shall, at all times, be in compliance with all covenants, conditions and restrictions, easements, reciprocal easement agreements and all other matters, presently of public record or which may hereafter be placed of public record, which affect the Leased Property or the Complex, or any part thereof. Landlord shall maintain the parking areas in the Complex in a clean and neat condition. However, Landlord assumes no responsibility to police the use of said parking areas and Landlord shall not be liable for the use thereof by Landlord, Landlord's other tenants, its or their agents, employees, servants, contractors, subtenants, customers and/or business invitees or by any other person or persons, entity or entities whomsoever.

SECTION 9.  TAXES

     Tenant shall be liable for and shall pay before delinquency (and, upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all taxes and assessments of whatsoever kind or nature, and penalties and interest thereon, if any, levied against Tenant's personal property and any other personal property of whatsoever kind and to whomsoever belonging situated or installed in or upon the Leased Property, whether or not affixed to the realty. Any leasehold improvements in excess of those provided for in Exhibit C shall be deemed Tenant's personal property for the purposes of this Section 9. If at any time during the term of this Lease any such taxes on Tenant's property are assessed as part of the tax on the real property of which the Leased Property is a part, then in





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such event Tenant shall pay to Landlord the amount of such additional taxes as may be levied against the real property by reason thereof. Tenant shall use its best efforts to have Tenant's property assessed separately from said real property.

     Tenant shall pay as additional rent that proportion of any increase in Impositions, as hereinafter described, due and payable during the term of this Lease, over and above the amount of such Impositions assessed for and attributable to the base year ("base year," as hereinafter defined), which the total number of square feet of floor space in the Leased Property bears to the total number of square feet in the Complex. Any such increase due and payable for the fiscal year in which this Lease terminates shall be prorated and adjusted between Landlord and Tenant. The "base year" is hereby defined as calendar 1996. Whenever Landlord shall receive any tax statement or bill payable, in whole or in part, by Tenant hereunder, Tenant shall pay the amount due within ten (10) days after demand therefor accompanied by delivery to Tenant of a copy of the tax statements for 1996, a copy of the tax statement for any year showing any increase in said taxes or assessments, and Landlord's computations of Tenant's proportion of such increase in taxes.

     For the purposes of this Section 9 "Imposition" means:

          (a) Any real estate taxes, assessments or other charges assessed against the Complex and related structures and parking facilities and the land on which they are located.

          (b) All personal property taxes on personal property used in connection with the Complex and related structures other than taxes payable by Tenant under the first paragraph of this Section 9 and taxes of the same kind as those described in said paragraph payable by other tenants in the Complex pursuant to corresponding provisions of their leases.

          (c) Any other taxes levied or assessed in addition to or in lieu of such real or personal property taxes.

     If at any time during the term of this Lease, under the laws of the United States, Nevada or any political subdivision thereof, a tax or excise on rents or other tax (except income tax), however described, is levied or assessed by the United States, Nevada or said political subdivision against Landlord on account of any rent reserved under this Lease, the Leased Property or the use thereof, all such taxes or excise on rents or other taxes shall be paid by Tenant. Whenever Landlord shall receive any statement or bill for any such tax or shall otherwise be required to make any payment on account thereof, Tenant shall pay the amount due hereunder within ten (10) days after demand therefor accompanied by delivery to Tenant of a copy of such tax statement, if any.

SECTION 10.  SERVICES AND UTILITIES

     Tenant shall be responsible for all utilities and services to the Leased Premises, although individual utility may be under the Landlord's service.
All utilities shall be the responsibility of Tenant (including, without limitation, the monthly charges for electricity, janitorial services, and all sewer and sanitation fees for other costs charged by any utility company for, or in connection with, the installation of service). Landlord receives the billing for electrical, water, sewer, refuse and janitorial fees. Landlord shall then bill unto Tenant on a monthly basis for the expenses of electricity and janitorial services, based upon the total cost of services divided by Tenant's leasable square footage. Sewer charges and sanitation fees will be billed according to Tenant's obligation to pay rent shall not be affected by any failure of Tenant to timely arrange for the commencement of service of interior utilities. Tenant may contract, at Tenant's sole expense, for such janitorial services as Tenant desires for the interior of the Leased Property, with the janitorial company which Landlord shall from time to time designate to service the Complex. Said janitorial company shall bill Tenant directly for Tenant's interior janitorial service, and Tenant shall pay such invoices directly to the janitorial company. Tenant may contract directly with a janitorial service of Tenant's choice, so long as such janitorial service complies with Landlord standard security procedures, and so long as Landlord has previously approved said janitorial service in writing (which approval shall not be unreasonably withheld). Landlord shall provide normal janitorial services five (5) days a week, at Landlord's expense, to the common areas of the Complex. In addition, Landlord shall at Landlord's expense provide lighting and any other appropriate utilities to the common areas of the Complex. Landlord shall have the right to reduce





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any utility service as required by any mandatory or voluntary fuel or energy conservation program. Except as specifically provided herein, Tenant shall pay, at its sole cost and expense, all charges for services and utilities used in, upon or about the Leased Property. Landlord may, from time to time, prescribe reasonable rules and regulations for implementation of the paragraph.

     Landlord shall not be obligated to perform any service or to repair or maintain any structure or facility except as provided in this Section. Landlord shall not furnish telephone facilities or service. Landlord shall not be obligated to provide any service or maintenance or repair is made necessary because of the negligence or misuse of Tenant, Tenant's agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. Landlord reserves the right to stop any service when Landlord deems such stoppage necessary, whether by reason of accident or emergency, or for repairs or improvements or otherwise. Landlord shall not be liable under any circumstances for loss or injury however occurring, through or in connection with or incident to any stoppage of such services. Landlord shall have no responsibility or liability for failure to supply any services or maintenance or to make any repairs when prevented from doing so by any cause beyond Landlord's control. Landlord shall not be obligated to make any repairs or perform any maintenance hereunder unless first notified of the need thereof in writing by Tenant. In the event that Landlord shall fail to commence such repairs or maintenance within five (5) days after said notice, Tenant's sole right and remedy for such failure shall be, after further notice to Landlord, to make such repairs or perform such maintenance and to deduct the cost and expenses thereof from the rent payable hereunder, provided, however, that the amount of such deduction shall not exceed the reasonable value of such repairs or maintenance. Landlord shall not be liable for any loss or damage to persons or property sustained by Tenant or other persons, which may be caused by the Complex or the Leased Property, or any appurtenances thereto, being out of repair or by bursting or leakage of any water, gas, sewer pipe, or by theft, or by any act or neglect of any tenant of occupant of the Complex, or of any other person, by failure to furnish, or interruption of, service of any utility, or by any other cause of whatsoever nature, unless caused by the negligence of Landlord.

     Tenant agrees to pay Tenant pro rata portion of any increase in Complex Operating Costs over and above the amount of Complex Operating Costs incurred during the base year (as defined in Section 9 hereof). Tenant's pro rata portion of said Complex Operating Costs shall equal the percentage which the number of square feet in the Leased Property bears to the total number of square feet in the Complex. Complex Operating Costs shall include all costs and expenses of every kind or nature incurred by Landlord in the operation, maintenance and repair of the Complex and related structures in a manner deemed by Landlord to be reasonable and appropriate and for the best interests of the entire Complex, as determined in accordance with generally accepted accounting principles. Without otherwise limiting the generality of the foregoing, there shall be included in such costs and expenses premiums with respect to public liability, property damage, workmen's compensation, fire and other insurance carried on or with respect to the Complex and related structures, payroll taxes, unemployment taxes, social security taxes, management fees, cleaning of any facilities, common area janitorial costs, landscape maintenance, signs, lighting, music systems, depreciation on or rentals of machinery and equipment, reasonable replacement reserves, legal and accounting expenses, supervising of attendants and employment of other personnel used in such operations, maintenance and repairs, fuel, energy and utilities (including without limitation all utilities specified in this Section 10 to be provided at Landlord's expense), and providing for security and fire protection services. In addition, after the base year, an administrative fee equal to 10% of all Complex Operating Costs shall be added to the total of increases in Complex Operating Costs, and Tenant shall also pay its pro rata share of said administrative fee. Any costs which are not involved are allocated separately to the retail and office portions of the Center shall be allocated and apportioned by Landlord in a fair and equitable manner. Tenant agrees and acknowledges that any allocation based on the respective square footages of said office and retail portions shall be conclusively deemed to be fair and equitable. In the event that the Complex hereafter consists of more than one parcel, as shown on the Complex's parcel map of record, Landlord may at Landlord's sole option compute "Complex's Operating Costs" in such a manner as will exclude any or all parcels (a) not owned by Landlord, or (b) wholly leased or ground leased by one or more tenants, so that third parties who own any parcel within the Complex or tenants who lease a complete parcel within the Complex may at Landlord's option be required to separately pay all expenses attributable to any such parcels.

     In the event of such an increase, as soon after each calendar quarter (including the calendar quarter in which this Lease terminates) as such information is available to Landlord, Landlord shall deliver to Tenant a written statement, signed and certified by Landlord or any officer of Landlord as being true and correct, setting forth the amount of such operating costs during the previous calendar quarter, the increase, if any, over the base amount, and Tenant's proportion of such increase. Said amount shall be paid by Tenant to Landlord within five (5) days after Tenant's receipt of said written statement. The additional rent due hereunder shall be prorated for the calendar quarter in which this Lease terminates.

SECTION 11.  INSURANCE

     Tenant shall not use or occupy, or permit the Leased Property to be used or occupied in a manner which will increase the rates of insurance for the Leased Property or the Complex, which will make void or voidable any insurance then in force with respect thereto, which would constitute a defense to any action thereon, or which will make it impossible to obtain insurance with respect thereto. If by reason of the failure of Tenant to comply herewith, any insurance rates for the Leased Property or the Complex be higher than they otherwise would be, Tenant shall reimburse Landlord, on the first day of the calendar month next succeeding notice by Landlord to Tenant of said increase, for the part of all insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of Tenant. Any policy of insurance maintained by Tenant insuring against any risk in, upon, about or in any way connected with the Leased Property or Tenant's use thereof shall contain an express waiver of any and all rights of subrogation thereunder whatsoever against Landlord, its officers, agents and employees.

     Tenant agrees, at its sole expense to procure and maintain public liability insurance from the Leased Property during the term of this Lease in the minimum amount of $1,000,000.00, combined single limit, and such insurance policy shall name Landlord as an additional insured. Prior to taking occupancy of the Leased Property, Tenant shall furnish Landlord with a certificate acceptable to Landlord, evidencing the existence of such insurance, naming Landlord as an additional insured and certifying that such insurance may not be canceled or coverage diminished without at least thirty
(30) days' prior written notice to Landlord. Thereafter, at least ten (10) days prior to the expiration of any such insurance, Tenant shall furnish Landlord with a certificate, in the form described above, evidencing the renewal or replacement of such insurance.

SECTION 12.  LIENS

     Tenant shall at all times indemnify, save and hold Landlord and the Leased Property free, clear and harmless from any claims, liens, demands, charges, encumbrances, litigation and judgments arising directly or indirectly out of any use, occupancy or activity of Tenant, or out of any work performed, material furnished, or obligations incurred by Tenant in, upon, about or otherwise in connection with the Leased Property. Tenant shall give Landlord notice of at least ten (10) business days prior to the commencement of any such work on the Leased Property to afford Landlord the opportunity to file appropriate notices of non-responsibility. Tenant shall, at its sole cost and expense, within fifteen (15) days after the filing of any lien for record, obtain the discharge and release thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from obtaining said discharge and release in the event Tenant fails or refuses to do the same within said fifteen (15) day period.

SECTION 13.  INDEMNIFICATION

     Tenant hereby covenants and agrees to indemnify, save and hold Landlord and the Leased Property free, clear and harmless from any and all liability, costs, expenses, including attorneys' fees, judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reason of any act, omission or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees while in, upon, about or in any way connected with the Leased Property or the Center or arising from any accident, injury or damage, howsoever and by whomsoever caused, to any person or property whatsoever, occurring in, upon, about or in any way connected with the Leased Property, the Complex, or any portion thereof other than as a result of the negligence of Landlord.

SECTION 14.  SUBORDINATION

     Landlord reserves the right to encumber the Leased Property at any time, including, but not limited to, sale-lease back transactions; and upon request of Landlord or any mortgagee or beneficiary under a deed of trust, or ground lease lessor, Tenant shall, in writing and within ten (10) days after request, subordinate its rights hereunder to the lien of any mortgage or deed of trust or any ground lease now or hereafter placed upon the land of which the Leased Property is part and upon any buildings hereafter placed upon the land of which the Leased Property is a part, and to all advances made or hereafter to be made upon the security thereof. In the event that Tenant fails to execute and/or deliver any such subordination to Landlord within said ten (10) days, Tenant hereby irrevocably appoints Landlord as Tenant's duly authorized attorney-in-fact for the purpose of executing and delivering any such subordination, and Tenant hereby grants Landlord all power and authority necessary to execute and deliver all such documents on behalf of Tenant. Tenant acknowledges that the power of attorney granted hereby is coupled with an interest.

     In the event any proceedings are brought for foreclosure, or in the event of the exercise of power of sale under any deed of trust, or upon termination of any ground lease, Tenant shall attorn to the purchaser upon any such foreclosure or sale, or ground lessor, and recognize such purchaser or ground lessor as Landlord under this Lease.

SECTION 15.  ASSIGNMENT AND SUBLETTING

     Tenant shall not assign, mortgage, pledge, sublease or encumber the Leased Property or any interest therein, except with the prior written consent of Landlord (reference elsewhere herein to assignees notwithstanding). Tenant acknowledges that Landlord shall have no implied duty whatsoever to consent to any such assignment, mortgage, pledge, sublease or encumbrance, and that Landlord may withhold its consent thereto for any reason or for no reason.
Any such sublease, assignment, mortgage, pledge, or encumbrance shall not relieve Tenant for liability for payment of the rental herein provided or from the obligation to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to the assignment or hypothecation of any stock or interest in such corporation or partnership in the aggregate in excess of twenty-five percent (25%) of such interests, as the same may be constituted as of the date of this Lease, shall be deemed an assignment within the meaning of this Section 15.
In addition, Tenant agrees that if Tenant assigns or sublets this Lease with Landlord's consent for a greater rent than Tenant is obligated to pay hereunder, all rent payable to Tenant pursuant to such assignment or sublease, including any increased rent or other cash consideration paid to Tenant by an assignee or sublessee as consideration for such assignment or sublease, shall be the property of Landlord and shall be paid to Landlord by Tenant (or, at Landlord's option, shall be paid directly to Landlord by such assignee or sublessee).

SECTION 16.  INSOLVENCY

     It is understood and agreed that neither this Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, to any trustee, assignee for the benefit of creditors, or any other person whomsoever.

SECTION 17.  CONDEMNATION

     Should the whole or any part of the Leased Property be condemned or taken by a competent authority for any public or quasi-public purpose, all awards payable on account of such condemnation and taking shall be payable to Landlord, and Tenant hereby waives any and all interest herein. For the purpose of this Section 17, a deed granted in lieu of condemnation shall be deemed a taking.

     If the whole of the Leased Property be condemned or taken, then this Lease shall terminate upon such taking. If only part of the Leased Property is so taken and if the remaining portion thereof will not be reasonably adequate for the operation of Tenant's business after Landlord completes such repairs or alterations as Landlord elects to make, either

Landlord or Tenant shall have the option to terminate this Lease as of said taking by notifying the other party hereto of such election in writing within twenty (20) days after such taking. In no event shall a taking terminate this Lease without such notification. If such partial taking does not terminate this Lease, this Lease shall continue in full force and effect, but the rent provided in Section 3 hereof shall be reduced by an amount equal to that proportion of such basic rent which the rentable square footage of the portion taken bears to the total rentable square footage of the Leased Property. If any part of the Complex other than the Leased Property shall be so taken or appropriated, Landlord shall have the right, at its option, to terminate this Lease by notifying Tenant within six (6) months of such taking.

SECTION 18.  DESTRUCTION OF PREMISES

     If the Leased Property shall be destroyed or rendered untenantable, either wholly or in part, by fire or other unavoidable casualty, Landlord may, at its option, restore the Leased Property to its previous condition and in the meantime basic monthly rent shall be abated in the same proportion as the untenantable portion of the Leased Property bears to the whole thereof. This Lease shall not terminate unless, within sixty (60) days after the happening of such casualty, Landlord notifies Tenant of its election to terminate this Lease. In the event Landlord does not elect to terminate this Lease, Landlord shall repair the damage to the Leased Property caused by such casualty, any other provision hereof to the contrary notwithstanding, should any casualty have been the result of any act, omission or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, unless Landlord otherwise elects, this Lease shall not terminate, Tenant shall repair such damage and rent shall not abate.

     In the event of any damage not limited to, or not including, the Leased Property, such that the Complex is damaged to the extent of twenty-five percent (25%) or more the cost of replacement, or the buildings (taken in the aggregate) in the Center owned by Landlord shall be damaged to the extent of more than twenty-five percent (25%) of the aggregate cost of replacement, Landlord may elect to terminate this Lease upon giving notice of such election in writing to Tenant within ninety (90) days after the occurrence of the event causing the damage.

     Any other provision hereof to the contrary notwithstanding, Landlord shall not be liable for any repair or restoration until, and then only to the extent that, insurance proceeds are received therefor.

SECTION 19.  RIGHT OF ACCESS

     Landlord shall at all times have the right to enter the Leased Property to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to exhibit the Leased Property to prospective purchasers or tenants, to post notices of nonresponsibility, and to repair or construct any portion of the building of which the Leased Property is a part or any other portion of the Center, without statement of rent, and may keep and store tools, material and equipment upon the Leased Property and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the entrance to the Leased Property shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or interference with Tenant's business, any loss of occupancy or quiet enjoyment of other Lease Property, and any other loss occasioned by the exercise of Landlord's rights hereunder. For each of the aforesaid purposes, Landlord shall, at all times, have the right to retain a key with which to unlock all doors in an emergency. Entry into the Leased Property obtained by Landlord by any such means shall not be deemed to be forcible or unlawful entry into, or a detainer, of, the Leased Property, or an eviction of Tenant from the Leased Property or any portion thereof.

SECTION 20.  EXPENDITURES BY LANDLORD

     Whenever under any provision of this Lease, Tenant shall be obligated to make any payments or expenditures, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or expenditure or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant. In such event, the amount or cost thereof with interest thereon at the rate of eighteen percent (18%) per annum, compounded monthly, shall constitute and be collectible as additional rent upon demand.

SECTION 21.  OFFSET STATEMENT

     Tenant agrees that within ten (10) days of any demand therefor by Landlord, Tenant will execute and deliver to Landlord or Landlord's designee a recordable certificate stating that this Lease is in full force and effect, such defenses or offsets as are claimed by Tenant, if any, the date to which all rentals have been paid, and such other information concerning the Lease, the Leased Property and Tenant as Landlord or said designee may reasonably request. In the event that Tenant fails to execute and/or deliver any such certificate or offset statement to Landlord within said ten (10) days, Tenant hereby irrevocably appoints Landlord as Tenant's duly authorized attorney-in-fact for the purpose of executing and delivering any such certificate or offset statement, and Tenant hereby grants Landlord all power and authority necessary to execute and deliver all such documents on behalf of Tenant. Tenant acknowledges that the power of attorney granted hereby is coupled with an interest.

SECTION 22.  DEFAULT

     Tenant's compliance with each and every one of its obligations hereunder is a condition to each and every covenant and obligation of Landlord. In the event that (a) Tenant shall default in the payment of any sum of money required to be paid hereunder and such default continues for five (5) days after receipt of written notice thereof, or (b) Tenant shall default in the performance of any other of its obligations hereunder and such default continues for ten (10) days after written notice thereof (except for defaults which create a nuisance or illegal condition, or which cause or threaten serious danger to life, limb or property, in which case there shall be no requirement of written notice or right to cure); or (c) Tenant should vacate or abandon the Leased Property during the term of this Lease; or (d) there is filed by or against Tenant any petition in bankruptcy, or Tenant is adjudicated as a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of all or substantially all of the assets of Tenant or of the Leased Property, or there is a general assignment by Tenant for the benefit of creditors, or any such action is taken by or against Tenant under any state or federal insolvency or bankruptcy, or any similar law now or hereafter in effect, including without limitation, the filing of any petition for or in reorganization or an arrangement, or should the Leased Property or any portion thereof be taken or seized under levy of execution or attachment against Tenant, then Landlord, at its sole option, shall, in addition to all other rights and remedies hereunder or at law or in equity, have (i) the right to declare the terms of this Lease ended and to re-enter the Leased Property and take possession thereof, and to terminate all of the rights of Tenant in and to the Leased Property; or (ii) the right without declaring the term of this Lease ended, to re-enter the Leased Property and to occupy the same, or any portion thereof, or to lease the whole or any portion thereof, for and on account of Tenant as hereinafter provided, applying any monies received first to payment of such expenses, including attorneys' fees and real estate commissions paid, assumed or incurred by Landlord in or in connection with the recovery, repairing or reletting of the Leased Property and then to the fulfillment of the covenants of Tenant (any such reletting shall be for such a term, at such a rent, and on such other conditions as Landlord in its discretion deems advisable); or (iii) the right, even though it may have relet all or any portion of the Leased Property as above-provided to thereafter at any time terminate this Lease for such previous default on the part of the Tenant. Pursuant to said rights of re-entry, Landlord may remove all persons from the Leased Property and may, but shall not be obligated to, remove all property therefrom, and may, but shall not be obligated to, enforce any rights Landlord may have against said property, or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free and harmless of any liability whatsoever for the removal or storage of any such property, whether of Tenant or any third part whomsoever. As security for Tenant's compliance with all the terms of this Lease, Landlord is hereby given a lien upon all of Tenant's property in, upon or about the Leased Property. Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or any of Tenant's obligations hereunder by any such re-entry, or by any action in unlawful detainer or otherwise to obtain possession of the Leased Property, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease.

     In any action brought by Landlord or Tenant to enforce or protect any of its rights under or arising from this Lease, or related thereto, the prevailing party shall be entitled to receive from the other party its costs and legal expenses, including reasonable attorneys' fees, whether such action is prosecuted to judgment or not. Landlord and Tenant hereby agree and acknowledge, each for the benefit of the other, that for purposes of the foregoing reciprocal attorneys' fees clause, they have bargained for attorneys fees to be computed in the following manner: said attorneys' fees shall be computed by multiplying the regular hourly fee rate of the attorney or attorneys selected and utilized by the prevailing party by the number of hours expended in such action by said attorney or attorneys. If such hourly rate or rates, and the number of hours expended, are verified by the prevailing party's attorney or attorneys in a sworn certificate accompanied by time summaries, the resulting amount of such attorneys' fees shall be irrefutably presumed to be reasonable.

     The waiver by Landlord of any default or breach of any of Tenant's obligations hereunder shall not be a waiver of any preceding or subsequent breach of the same or any other of Tenant's obligations contained herein.
The subsequent acceptance of rent or any other payment or portion thereof so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental or other payment. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such sums as are due or pursue any other remedy provided in this Lease. The consent by Landlord to any matter or event requiring Landlord's consent shall not constitute a waiver of the necessity for such consent to any subsequent matter or event. Tenant acknowledges and agrees that, in the event of any failure of Tenant to pay any rent or other sums required to be paid by Tenant to Landlord pursuant to this Lease, Tenant shall immediately be in the status of default such that, at Landlord's option, the five (5) day written notice required by the first paragraph of this
Section 22 may be a five-day notice as contemplated by N.R.S. Section 40.250 or N.R.S. Section 40.253, or may be given simultaneously or may run currently with any five-day notice given by Landlord pursuant to N.R.S. Section 40.253.

SECTION 23.  QUIET POSSESSION

     Tenant, upon paying the rentals and other payments herein required from Tenant, and upon Tenant's performance of all the provisions, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Leased Property during the term of this Lease.

SECTION 24.  SALE BY LANDLORD

     In the event of any sale or exchange of the Leased Property, the Center, the Complex or the building of which the Leased Property is a part by Landlord, Landlord shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission relating to the Leased Property occurring after the consummation of such sale or exchange; provided, however, that Landlord's successor agrees in writing to be bound by Landlord's covenants and agreements herein. Tenant agrees to attorn to such purchaser or grantee.

SECTION 25.  DEFAULT BY LANDLORD

     It is agreed that in the event Landlord fails or refuses to perform any of its obligations hereunder, Tenant prior to exercising any right or remedy it may have, shall give fifteen (15) days written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged. However, if the default complained of is of such nature that the same can be rectified or cured, but cannot with reasonable diligence be rectified or cured within said fifteen (15) days, then such default shall be deemed to be rectified or cured if Landlord within said fifteen (15) day period shall commence the rectification and curing thereof and continue thereafter with all due diligence to cause such rectification and curing to proceed.

SECTION 26.  FORCE MAJEURE

     Whenever a day is appointed herein on which, or a period of time is appointed in which, either party hereto is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is unreasonably interfered with, the doing or completion of such an act, matter or thing because of labor dispute, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder, and nothing herein shall excuse Tenant's default hereunder for creating any nuisance, illegal condition, condition which causes or threatens serious injury to life, limb or property.

SECTION 27.  SERVICE OF NOTICES

     Any and all notices and demands shall be in writing and shall be validly given or made if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand be served by mail, service shall be conclusively deemed made five (5) days after mailing, or upon actual receipt, whichever is sooner. Any notice or demand to Landlord shall be addressed to Landlord at P.O. Box 81225 Las Vegas, Nevada 89102. Any notice or demand to Tenant shall be addressed to Tenant at the Leased Property. Any party hereto may change its address for the purpose of receiving notices, payments or demands as herein provided by written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.

SECTION 28.  MISCELLANEOUS

     1. If this lease is terminated pursuant to any provision hereof and Tenant is not in default hereunder, rent shall be prorated as of the date of termination.

     2. The various rights, options, elections and remedies of Landlord and Tenant respectively contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

     3. The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns (where assignment by Tenant is permitted) of Landlord and Tenant, respectively, except as otherwise provided in this Lease.

     4. If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions of this Lease, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     5. Time is of the essence of this Lease and all of the terms, provisions, covenants and conditions hereof .

     6. This Lease contains the entire agreement between the parties and cannot be changed or terminated orally.

     7. Tenant agrees that Landlord shall not be required to maintain any security deposit given hereunder in a separate account, but that such security deposit may be commingled with Landlord's other funds. Tenant further acknowledges that no interest shall accrue or be payable to Tenant on account of Tenant's security deposit.

     8. Notwithstanding that this Lease is a binding agreement, Landlord may, at Landlord's sole option, terminate this Lease by written notice to Tenant given within fifteen days after the execution hereof, if Landlord's trust deed lender notifies Landlord that it has disapproved this Lease for any reason.

     9. Tenant acknowledges that Tenant has been advised by Landlord or Landlord's agents to consult an attorney in connection with the negotiation and execution hereof, and that neither Landlord nor Landlord's agents have given Tenant any legal advice.

     10. Tenant covenants and agrees to keep the terms and provisions of this Lease confidential, and not to disclose said terms and provisions to any person or entity whatsoever (except as may be required by law, or by any governmental entity). Tenant acknowledges that Landlord may have made special concessions to Tenant to induce Tenant to execute this Lease, which, if known, could damage Landlord's future business and/or bargaining power. Tenant therefore agrees that any breach of the covenant contained in this paragraph by Tenant shall be an automatic and incurable default of this Lease.

     11. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Lease and in no way whatsoever define, limit or describe the scope or interest of this Lease, nor in any way affect this Lease. In addition, in the event that a "Lease Summary" or other cover sheet shall be attached to the front of this Lease, such shall be for convenience only, and the same shall not in any way affect the terms of this Lease nor shall it be used in limiting, construing or defining any term, covenant or condition of this Lease.

     12. Masculine and feminine pronouns shall be substituted for the neuter form and vice versa, and the plural shall be substituted for the singular form and vice versa, in any place or places herein in which the context requires substitutions.

     13. The laws of the State of Nevada shall govern the validity, construction and effect of this Lease.

     14. Whenever in this Lease any words of obligation or duty are used in connection with either party, such words shall have the same force and effect as though framed in the form of covenants on the part of such party.

     15. Tenant acknowledges that, by entering into this Lease with Landlord, Tenant has not become a third-party beneficiary of any lease between Landlord and any other tenant, and that no part of the inducement to Tenant to enter into this Lease was any promise or covenant of Landlord, express or implied, to enforce any other lease for the benefit of Tenant.

     16. In the event either party hereto now or hereafter shall consist of more than one person, firm or corporation, then and in such event, such persons, firms or corporations shall be jointly and severally liable as parties hereunder; provided, however, nothing herein shall be deemed to impose personal liability on any limited partner of Landlord or Tenant.

     17. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease except for TONY GREEN - SBO COMMERCIAL & FRANK BRUNO - THE BRUNO GROUP and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all costs, expense or liability for any compensation, commissions and charges claimed by any other broker or agent with respect to this Lease or the negotiation thereof.

     18. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, except the relationship of Landlord and Tenant.

     19. Tenant agrees that all amounts or charges, except for basic rent, to be paid by Tenant to Landlord pursuant to the terms and provisions of this Lease, shall be conclusively deemed to be additional rent.

     20. Tenant agrees and acknowledges that Landlord may, at Landlord's discretion, install a conference room at a location within the Complex. Landlord may, from time to time, change the location of the conference room, and Landlord shall have the right to any time to reclaim the conference room space and to utilize it for any other purpose. Tenant further agrees and acknowledges that any such conference room shall not be deemed to be a portion of the common areas, and that nothing in this Lease affords Tenant any claim of right to use any such conference room, or to require that any such conference room be construed or maintained. Any use of conference room facilities by Tenant shall be by separate agreement with Landlord, and shall be subject to such rules and regulations, and at such rates, as Landlord may from time to time establish.

SECTION 29.  RECORDATION PROHIBITED

     Except upon the written consent of Landlord, neither Tenant nor anyone acting on behalf of Tenant shall record this Lease or any memorandum or notice thereof nor cause the same to be recorded.

SECTION 30.  FINANCIAL STATEMENTS

     Tenant agrees to prepare and keep (1) quarterly financial statements, and
(2) annual financial statements, both of which shall be prepared in accordance with generally accepted accounting principles. Within the (10) days after Landlord's written request therefor, Tenant shall furnish true and correct copies of Tenant's most recent quarterly financial statement and Tenant's most recent annual financial statement to Landlord. Said annual financial statement shall be accompanied by a letter from a firm of Certified Public Accountants, stating that it was prepared by them in accordance with generally accepted accounting principles.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


          TENANT                        LANDLORD

     PATLEX CORPORATION            MR. WALTER L. SCHWARTZ


BY:  /s/ Richard Laitinen          By: /s/ Walter Schwartz
     -----------------------           ------------------------
       Mr. Richard Laitinen            Mr. Walter Schwartz
       President                       Landlord
       Patlex Corp.                    Flamingo Place Office Park





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